UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 26, 2014

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2014, Forest Oil Corporation (“Forest”) entered into the Second Amendment (the “Second Amendment”) to its Third Amended and Restated Credit Agreement by and among Forest, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Credit Agreement”).  The First Amendment amends the Credit Agreement by, among other things:

●
Amending the definition of Consolidated Net Income by excluding therefrom any losses associated with, or related to, Lantern Drilling for any period of four consecutive fiscal quarters (i) ending in calendar year 2014, in an amount up to $15,000,000, and (ii) ending in calendar year 2015, in an amount up to $5,000,000;

●
Amending the definition of Total Debt to exclude therefrom, during any period of four fiscal quarters ending on or before September 30, 2015, any cash proceeds from the sale of Property permitted pursuant to the terms and provisions of the Loan Documents which is reported in Forest’s consolidated balance sheet on such date which are not subject to any Lien or other encumbrance;

●
Providing that Forest will not permit, as of the last day of any fiscal quarter, the ratio of its Total Debt as of such date to EBITDA to be greater than (i) at the end of any calendar quarters ending on March 31, 2014, June 30, 2014, and September 30, 2014, 5.75 to 1.0, (ii) at the end of the calendar quarter ending December 31, 2014, 5.50 to 1.0, (iii) at the end of the calendar quarter ending March 31, 2015, 5.25 to 1.0, (iv) at the end of the calendar quarter ending June 30, 2015, 5.00 to 1.0, (e) at the end of the calendar quarter ending September 30, 2015, 4.75 to 1.0, and (f) at the end of any calendar quarter ending after September 30, 2015, 4.50 to 1.0;

●	Putting certain restrictions on the ability of Forest to make (i) Restricted Payments in cash or Property not constituting Equity Interests or (ii) prepayments on Permitted Indebtedness;

●
Decreasing the aggregate commitments under the Credit Facility from $1,500,000,000 to $500,000,000 (which may be increased by up to $300,000,000 in the aggregate), and decreasing the Borrowing Base to $300,000,000 until the next regularly scheduled Borrowing Base redetermination a of November 1, 2014 or such other time as the Borrowing Base is to be redetermined in accordance with Section 2.7 of the Credit Facility.

All capitalized terms used but not defined in the foregoing have the meanings given such terms in the Credit Facility.  The foregoing does not purport to be a complete description of the Second Amendment, and is qualified by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 7.01.	Regulation FD Disclosure.

(a)           On March 31, 2014, Forest issued a press release announcing that it had entered into the Second Amendment.   The press release is attached to this Current Report on Form 8-K and incorporated by reference into this Item 7.01.

(b)           In addition, on March 26, 2014, the judge overseeing the lawsuit, styled Augenbaum v. Lone Pine Resources Inc. et al., granted defendants’ motion to dismiss, with prejudice, for failure to state a claim upon which relief may be granted. The original claim was brought on May 25, 2012, as a purported class action in the Supreme Court of the State of New York, New York County against Forest, Lone Pine, certain of Lone Pine’s current and former directors and officers (the “Individual Defendants”), and certain underwriters (the “Underwriter Defendants”) of Lone Pine’s initial public offering (the “IPO”), which was completed on June 1, 2011. The class action was subsequently removed to the United States District Court for the Southern District of New York. The complaint alleged that Lone Pine’s registration statement and prospectus issued in connection with the IPO contained untrue statements of material fact or omitted to state material facts relating to forest fires that occurred in Northern Alberta in May 2011, the rupture of a third-party oil sales pipeline in Northern Alberta in April 2011, and the impact of those events on Lone Pine, that the alleged misstatements or omissions violated Section 11 of the Securities Act of 1933 (the “Securities Act”), and that Lone Pine, the Individual Defendants, and the Underwriter Defendants are liable for such violations. (The complaint was subsequently amended to drop the allegation regarding the forest fires.) The complaint further alleged that the Underwriter Defendants offered and sold Lone Pine’s securities in violation of Section 12(a)(2) of the Securities Act, and the putative class members seek rescission of the securities purchased in the IPO that they continue to own and rescissionary damages for securities that they have sold. Finally, the complaint asserted a claim against Forest under Section 15 of the Securities Act, alleging that Forest was a “control person” of Lone Pine at the time of the IPO. The complaint alleged that the putative class, which purchased shares of Lone Pine’s common stock pursuant and/or traceable to Lone Pine’s registration statement and prospectus, was damaged when the value of the stock declined in August 2011. Plaintiff has 30 days to file notice if it intends to pursue an appeal.

The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1
Second Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 2014, among Forest Oil Corporation, the lenders signatory thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release of Forest Oil Corporation, dated March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: March 31, 2014	By	/s/Richard W. Schelin
Richard W. Schelin Vice President, General Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

10.1
Second Amendment to Third Amended and Restated Credit Agreement, dated as of March 31, 2014, among Forest Oil Corporation, the lenders signatory thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release of Forest Oil Corporation, dated March 31, 2014.